                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                ChoicePoint Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                               [CHOICEPOINT LOGO]

                                CHOICEPOINT INC.
                              1000 ALDERMAN DRIVE
                           ALPHARETTA, GEORGIA 30005

                                 MARCH 26, 2001

Dear Shareholders,

     You are cordially invited to attend the 2001 annual meeting of shareholders of ChoicePoint Inc., which will be held at ChoicePoint's principal executive offices, 1000 Alderman Drive, Alpharetta, Georgia, on Wednesday, May 2, 2001 at 11:00 a.m. local time.

     Information concerning the meeting, the nominees for the Board of Directors and other business to be conducted at the meeting is contained in the Notice of Annual Meeting of Shareholders and related Proxy Statement which follow.

     It is important that your shares be represented at the meeting in order for the presence of a quorum to be assured and for your vote to be counted. Please sign, date and return your proxy promptly, whether or not you plan to attend the meeting. Your vote is very important to ChoicePoint.

     We are very proud of our accomplishments this past year that not only maintained our momentum but also better positioned ChoicePoint for the future. On behalf of the officers and directors of ChoicePoint, we wish to thank you for your continuing confidence in ChoicePoint.

                                          /s/ DEREK V. SMITH
                                          Derek V. Smith
                                          Chairman, President and Chief
                                          Executive Officer

Alpharetta, Georgia
March 26, 2001

   YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY.

                                CHOICEPOINT INC.
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 2, 2001

                             ---------------------

     NOTICE IS HEREBY GIVEN that ChoicePoint Inc. will hold the annual meeting of its shareholders on Wednesday, May 2, 2001 at 11:00 a.m. local time, for the following purposes:

        (1) To elect two directors for terms expiring in 2003 and to elect three directors for terms expiring in 2004;

        (2) To approve an amendment to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan from 12,000,000 to 15,000,000;

        (3) To ratify the appointment of independent public accountants; and

        (4) To transact any other business properly brought before the annual meeting or any adjournment or postponement thereof.

     The board of directors is not currently aware of any other matters that will come before the annual meeting. Only ChoicePoint shareholders of record at the close of business on March 8, 2001 are entitled to notice of, and to vote at, the annual meeting and any adjournments or postponements thereof.

     Regardless of whether you plan to attend the annual meeting in person, you are urged to vote promptly by dating, signing and returning the enclosed proxy in the accompanying envelope.

                                          By Order of the Board of Directors,

                                          /s/ J. Michael de Janes
                                          J. Michael de Janes
                                          Corporate Secretary

Alpharetta, Georgia
March 26, 2001

                                CHOICEPOINT INC.
                              1000 ALDERMAN DRIVE
                           ALPHARETTA, GEORGIA 30005
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 2, 2001

     The 2001 Annual Meeting of Shareholders of ChoicePoint Inc. ("ChoicePoint" or the "Company") will be held on May 2, 2001, at ChoicePoint's corporate headquarters, located at 1000 Alderman Drive, Alpharetta, Georgia 30005, beginning promptly at 11:00 a.m., local time. The enclosed form of proxy is solicited by our board of directors. It is anticipated that this proxy statement and the accompanying proxy card will first be mailed to holders of our common stock on or about March 26, 2001.

                               ABOUT THE MEETING

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving this proxy statement and proxy card because you own shares of common stock in ChoicePoint Inc. This proxy statement describes issues on which we would like you, as a shareholder, to vote. It also gives you information on these issues so that you can make an informed decision.

     When you sign the proxy card, you appoint Derek V. Smith, Douglas C. Curling and J. Michael de Janes as your representatives at the annual meeting. Messrs. Smith, Curling and de Janes will vote your shares, as you have instructed them on the proxy card, at the annual meeting. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete, sign and return your proxy card in advance of the annual meeting in case your plans change.

     If an issue comes up for vote at the annual meeting that is not on the proxy card, Messrs. Smith, Curling and de Janes will vote your shares, under your proxy, in accordance with their best judgment.

WHAT AM I VOTING ON?

     You are being asked to vote on (1) the election of five directors, (2) the approval of an amendment to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan from 12,000,000 to 15,000,000, and (3) the ratification of the appointment of Arthur Andersen LLP as independent public accountants. No cumulative voting rights are authorized and dissenters' rights are not applicable to these matters.

WHO IS ENTITLED TO VOTE?

     Shareholders as of the close of business on March 8, 2001 are entitled to vote. This is referred to as the record date. Each share of common stock is entitled to one vote.

HOW DO I VOTE?

     You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope. We request that you vote by proxy even if you plan to attend the annual meeting.

     You may vote in person at the annual meeting. Written ballots will be passed out to anyone who wants to vote at the annual meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the annual meeting.

HOW MANY SHARES REPRESENTED DO YOU NEED TO HOLD THE ANNUAL MEETING?

     As of March 8, 2001, 62,016,284 shares of common stock were issued and outstanding. Holders of a majority of the outstanding shares as of the record date, equal to 31,008,143 shares, must be present at the annual meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted. You may wish to consolidate as many of your transfer agent or brokerage accounts as possible under the same name and address for better customer service.

WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

     You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

        - sending written notice to our corporate secretary at 1000 Alderman Drive, Alpharetta, Georgia 30005;

        - signing another proxy with a later date; or

        - voting again at the annual meeting.

HOW MAY I VOTE FOR THE NOMINEES FOR ELECTION OF DIRECTOR?

     With respect to the election of nominees for director, you may:

        - vote FOR the election of the five nominees for director;

        - WITHHOLD AUTHORITY to vote for the five nominees; or

        - WITHHOLD AUTHORITY to vote for one or more of the nominees and vote FOR the remaining nominee or nominees.

HOW MANY VOTES MUST THE NOMINEES FOR ELECTION OF DIRECTOR RECEIVE TO BE ELECTED?

     If a quorum is present at the meeting, the five nominees receiving the greatest number of affirmative votes, known as a plurality, will be elected to serve as directors. Shares that are not voted and shares whose votes are withheld will not affect the outcome of the election for directors. Withholding authority to vote for a particular nominee will not prevent that nominee from being elected.

WHAT HAPPENS IF A NOMINEE IS UNABLE TO STAND FOR RE-ELECTION?

     The board of directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee.

HOW MAY I VOTE FOR APPROVAL OF THE AMENDMENT TO THE CHOICEPOINT INC. 1997 OMNIBUS STOCK INCENTIVE PLAN?

     With respect to the proposal to approve the amendment to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan, you may:

        - vote FOR approval;

        - vote AGAINST approval; or

        - ABSTAIN from voting on the proposal.

HOW MANY VOTES MUST THE APPROVAL OF THE AMENDMENT TO THE CHOICEPOINT INC. 1997 OMNIBUS STOCK INCENTIVE PLAN RECEIVE TO PASS?

     If a quorum is present at the annual meeting, approval of the amendment to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan must receive the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions are neither counted as votes cast for or against this proposal and, as a result, have no effect on the outcome of the vote.

HOW MAY I VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS?

     With respect to the proposal to ratify the appointment of Arthur Andersen LLP as ChoicePoint's independent public accountants for fiscal year 2001, you may:

     - vote FOR ratification;

     - vote AGAINST ratification; or

     - ABSTAIN from voting on the proposal.

HOW MANY VOTES MUST THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT PUBLIC ACCOUNTANTS RECEIVE TO PASS?

     If a quorum is present at the annual meeting, the ratification of the appointment of the independent public accountants must receive the affirmative vote of a majority of the votes cast at the annual meeting. Abstentions are neither counted as votes cast for or against this proposal and, as a result, have no effect on the outcome of the vote.

WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

     If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR the five named director nominees, FOR the approval of the amendment to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan and FOR the ratification of the appointment of the independent public accountants. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

WILL MY SHARES BE VOTED IF I DO NOT SIGN AND RETURN MY PROXY CARD?

     If your shares are held in "street name", your brokerage firm may vote your shares under certain circumstances. These circumstances include certain routine matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

     A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters. These "broker non-votes" are counted for purposes of establishing a quorum; however, they are neither counted as votes cast for or against a matter presented for shareholder consideration and, as a result, have no effect on the outcome of the vote.

HOW DOES THE RECENT STOCK SPLIT AFFECT THE INFORMATION IN THIS PROXY STATEMENT?

     All references to numbers of shares, stock option data and market prices of ChoicePoint common stock in this proxy statement have been adjusted to reflect the three-for-two stock split that was effective on March 7, 2001.

WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2001. The report will be filed with the Securities and Exchange Commission, and you will be able to get a copy by contacting our corporate secretary at (770) 752-6000, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through our web site at www.choicepoint.net or the SEC's EDGAR system at www.sec.gov.

                       ELECTION OF CHOICEPOINT DIRECTORS

     The ChoicePoint board of directors has fixed the number of ChoicePoint directors at eleven. The ChoicePoint board of directors is divided into three classes, with each class elected for a three-year term. Terms are staggered so that one class is elected each year. The terms of Frank Borman, Thomas M. Coughlin, Douglas C. Curling, Kenneth G. Langone, C.B. Rogers, Jr. and Derek V. Smith will expire at the ChoicePoint annual meeting. Messrs. Curling and Langone were elected to the board in connection with ChoicePoint's merger with DBT Online, Inc. ("DBT") on May 16, 2000. Messrs. Rogers and Borman will retire from the board of directors effective at the ChoicePoint annual meeting and will not stand for reelection to the board of directors.

     The ChoicePoint board of directors has nominated Messrs. Coughlin, Curling, Langone and Smith to stand for reelection as directors at the ChoicePoint annual meeting. Additionally, the executive committee of the ChoicePoint board of directors has nominated Bonnie G. Hill to stand for election to fill the vacancy that will be created by the retirement of Mr. Rogers from the board of directors. The vacancy created by the retirement of Mr. Borman will not be filled, and, upon his retirement, the ChoicePoint board of directors will reduce the number of directors from eleven to ten.

     Each of the individuals nominated for the board of directors, other than Ms. Hill, is currently a director of ChoicePoint and has consented to continue to serve as a director if reelected. Ms. Hill, who currently is not a director of ChoicePoint, has consented to serve as a director if elected. If elected, the nominees listed below will serve for the terms indicated or until their successors are elected and have qualified. If any nominee for director shall be unable to serve, the persons named in the proxy may vote for a substitute nominee. There are no family relationships between any director, person nominated to be a director or any executive officer of ChoicePoint or its subsidiaries.

     Set forth below is information about the director nominees and about the incumbent directors whose terms will expire in 2002 and 2003.

NOMINEES FOR TERMS EXPIRING IN 2003

     Douglas C. Curling, 46, has served as Chief Operating Officer and director of the Company since May 2000. He served as Chief Operating Officer and Treasurer from May 1999 to May 2000 and served as Executive Vice President, Chief Financial Officer and Treasurer of the Company from the ChoicePoint spinoff from Equifax Inc. in August 1997 until May 1999. Mr. Curling served as Senior Vice President -- Finance and Administration of the Insurance Services Group of Equifax from 1993 until the ChoicePoint spinoff. Mr. Curling also serves as a director of Intertech Information Management, Inc., a document imaging company.

     Kenneth G. Langone, 65, has served as a director of ChoicePoint since May 2000. Mr. Langone has served as Chairman, President and Chief Executive Officer of Invemed Associates LLC, an investment banking and brokerage firm, since 1974. He also serves as a director of The Home Depot, Inc., The New York Stock Exchange, Inc., General Electric Company, Unifi, Inc., a provider of facsimile transmission delivery services, Tricon Global Restaurants, Inc., a food services company, InterWorld Corporation, an e-commerce company, Microtune, Inc., a silicon and systems company, and several private corporations.

NOMINEES FOR TERMS EXPIRING IN 2004

     Thomas M. Coughlin, 51, has served as a director of ChoicePoint since January 2001. Mr. Coughlin has served as President and Chief Executive Officer of Wal-Mart Stores & Supercenters U.S.A. since 1998 and served as Chief Operating Officer from 1995 to 1998. Since joining Wal-Mart in 1978, he has served in a variety of positions including Vice President of Loss Prevention, Vice President of Human Resources, Executive Vice President of Sam's Operations, Executive Vice President of Specialty Groups and Executive Vice President and Chief Operating Officer of Wal-Mart Store Operations.

     Bonnie G. Hill, 59, has been nominated to serve as a director of ChoicePoint. Ms. Hill has served as President and Chief Executive Officer of The Times Mirror Foundation, a charitable foundation affiliated with

Tribune Company, since 1997 and as Senior Vice President, Communications and Public Affairs, of The Los Angeles Times since 1998. From 1992 to 1996, she served as Dean of the McIntire School of Commerce of the University of Virginia. Ms. Hill currently serves as a director of AK Steel Holding Corporation, a steel producer, Hershey Foods Corporation, The Home Depot, Inc. and Niagara Mohawk Holdings, Inc., an energy holding company.

     Derek V. Smith, 46, has served as President, Chief Executive Officer and a director of ChoicePoint since May 1997, and has served as Chairman since May 1999. Mr. Smith served as Executive Vice President of Equifax and Group Executive of the Insurance Services Group of Equifax from 1993 until the ChoicePoint spinoff in August 1997. From 1991 to 1993, he served as Senior Vice President and Chief Financial Officer of Equifax. He also serves as a director of Metris Companies Inc., a direct marketer of consumer-based services.

     THE CHOICEPOINT BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DOUGLAS C. CURLING AND KENNETH G. LANGONE AS DIRECTORS TO HOLD OFFICE UNTIL THE 2003 MEETING OF SHAREHOLDERS AND THE ELECTION OF THOMAS M. COUGHLIN, BONNIE G. HILL AND DEREK V. SMITH AS DIRECTORS TO HOLD OFFICE UNTIL THE 2004 MEETING OF SHAREHOLDERS, OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE ELECTED AND HAVE QUALIFIED.

INCUMBENT DIRECTORS WHOSE TERMS WILL EXPIRE IN 2002

     Ron D. Barbaro, 69, has served as a director of ChoicePoint since July 1997. Mr. Barbaro has served as Chairman and Chief Executive Officer of the Ontario Lottery and Gaming Corporation since June 1998. Since his retirement as President of The Prudential Insurance Company of America in 1992, he has served as a director of various corporations. He currently serves as a director of The Thomson Corporation, an information and publishing company, Flow International Corporation, a manufacturer of ultrahigh-pressure products, and VoxCom, Inc., a home and commercial security company.

     Charles G. Betty, 43, has served as a director of ChoicePoint since May 2000. Mr. Betty has served as President and Chief Executive Officer of EarthLink, Inc. since January 1996, the nation's second largest Internet service provider. He serves as a director of EarthLink, Inc. and Elastic Networks Inc., a provider of DSL technology and Internet access solutions.

     Bernard Marcus, 71, has served as a director of ChoicePoint since May 2000. Mr. Marcus is a co-founder and has been Chairman of the Board of The Home Depot, Inc. since its inception in 1978. He also served as Home Depot's Chief Executive Officer from 1978 to 1997. Mr. Marcus also serves as a director of Westfield America, Inc., a real estate investment trust, and the National Foundation for the Centers for Disease Control and Prevention and is Chairman of The Marcus Institute, which provides support services for persons with developmental disabilities and their families.

INCUMBENT DIRECTORS WHOSE TERMS WILL EXPIRE IN 2003

     James M. Denny, 68, has served as a director of ChoicePoint since June 1997. From September 1995 to December 2000, Mr. Denny was a Managing Director of William Blair Capital Partners, L.L.C., a private equity investment company. He served as Vice Chairman of Sears, Roebuck & Co. from 1992 until his retirement in 1995. He also serves as a director of The Allstate Corporation and GATX Corporation, a diversified financial services company, and as Chairman of the Board of Gilead Sciences, Inc., a bio-pharmaceutical company.

     Charles I. Story, 46, has served as a director of ChoicePoint since June 1997. Mr. Story has been President, Chief Executive Officer and a director of INROADS, Inc., an international non-profit training and development organization, since January 1993. He also serves as a director of Briggs & Stratton Corporation and as an advisory director to AmSouth Bank.

BOARD MEETINGS AND COMMITTEES

     The board of directors of ChoicePoint met five times during 2000. The board of directors has established several standing committees, which met at various intervals as indicated below. Nominees for election to the board of directors are selected and nominated by the executive committee of the board of directors, which is authorized to perform the functions of a nominating committee. ChoicePoint currently has no procedure whereby nominations are solicited from shareholders. All directors attended at least 75% of the meetings of the board of directors and the various committees of which they were members.

     Executive Committee

     The members of the executive committee are Messrs. Rogers (Chairman), Marcus and Smith. The executive committee met two times during 2000. This committee, in general, is authorized to exercise the powers of the board of directors in the management of all of the affairs of ChoicePoint during the intervals between board of directors meetings, subject to board of directors' direction. The executive committee also establishes salaries for all executive officers of ChoicePoint other than those officers who are members of the executive committee. In addition, the executive committee is authorized to perform the functions of a nominating committee.

     Management Compensation and Benefits Committee

     The members of the management compensation and benefits committee, referred to as the "compensation committee," are Messrs. Langone (Chairman), Barbaro and Betty. The compensation committee met two times during 2000. This committee is responsible for all decisions regarding compensation of the chief executive officer and incentive compensation awards for ChoicePoint's executive officers. The compensation committee is also responsible for establishing and approving compensation policies, management incentive compensation plans and other material benefit plans, including the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan, referred to as the "stock incentive plan."

     Audit Committee

     The members of the audit committee are Messrs. Denny (Chairman), Barbaro and Story. The audit committee met three times during 2000. This committee is responsible for reviewing and recommending to the board of directors the engagement or discharge of independent auditors, reviewing with independent auditors the scope, plan for and results of the audit engagement, reviewing the scope and results of ChoicePoint's internal audit department, reviewing the adequacy of ChoicePoint's system of internal accounting controls, reviewing the status of material litigation and corporate compliance, and any other matters the audit committee deems appropriate.

     Privacy Committee

     The members of the privacy committee are Messrs. Borman (Chairman), Curling and Rogers. The privacy committee met twice in 2000. This committee is responsible for reviewing and monitoring legislation and recommending policies to the board of directors as to privacy matters affecting ChoicePoint.

DIRECTOR COMPENSATION

     Directors who are salaried officers or employees of ChoicePoint receive no additional compensation for services as a director or as a member of a committee of the board of directors. Each director who is not a salaried officer or employee of ChoicePoint is compensated as follows. The chairman of the board of directors is paid an annual fee of $30,000 for his services and an additional fee of $2,500 for attendance at each meeting of the board of directors or a committee thereof. Derek V. Smith became Chairman of the board of directors in May 1999 and, because he is a salaried officer of ChoicePoint, does not receive this compensation. In 2000, each other ChoicePoint non-employee director was paid an annual fee of $15,000 for services as a director, an additional fee of $1,000 for attendance at each meeting of the board of directors, and $1,000 (or $2,500 if designated as chairman) for attendance at each committee meeting. During 2000, Mr. Borman, a director and employee of ChoicePoint, received the director fees paid to non-employee directors. Effective January 1, 2001, the annual retainer for non-employee directors was increased from $15,000 to $20,000.

     In addition, upon initial election to the board of directors, each ChoicePoint non-employee director receives a one-time grant of restricted ChoicePoint common stock with a market value of $25,000, which vests after 36 months or upon death or retirement from the board of directors, whichever occurs first. ChoicePoint non-employee directors also receive annual stock option awards of 3,000 shares of ChoicePoint common stock and the chairman of the board of directors receives annual stock option awards of 5,000 shares. However, Mr. Smith, Chairman of the board of directors, and Douglas C. Curling, Chief Operating Officer, do not receive these awards because they are salaried employees of ChoicePoint. During 2000, Mr. Borman, a director and employee of ChoicePoint, received the restricted stock award and stock option award granted to non-employee directors. The stock option awards vest after 24 months or upon the director's earlier death or retirement from the board of directors. Restricted stock and stock option awards are issued under the ChoicePoint stock incentive plan.

     ChoicePoint non-employee directors are eligible for participation in ChoicePoint's deferred compensation plan, pursuant to which each ChoicePoint non-employee director may elect to defer up to 100% of earned director compensation into accounts that are credited with earnings or losses based upon imputed investments in one or more of the following, as selected by the individual director: (a) the market value of, and any dividends on, the ChoicePoint common stock ("common share equivalents"), (b) a short-term income fund, (c) an equity index fund, or (d) a fixed income fund. Funds invested in common share equivalents may be redeemed only for cash on a fixed date or upon termination of service as a director, as elected in advance by the director. No director has voting or investment power with respect to the common share equivalents.

                   CHOICEPOINT SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table reflects information, as of January 1, 2001, with respect to the beneficial ownership of the outstanding ChoicePoint common stock by (1) persons known to ChoicePoint to be the beneficial owners of more than five percent of the ChoicePoint common stock in accordance with Section 13(d) of the Exchange Act, (2) each of the executive officers of ChoicePoint named in the summary compensation table which follows, (3) each director and director nominee of ChoicePoint, and (4) all of the directors, director nominees and executive officers of ChoicePoint as a group. Share ownership information represents those shares as to which the individual holds sole voting and investment power, except as otherwise indicated. The number of outstanding shares of ChoicePoint common stock as of January 1, 2001 was 61,565,799. Share amounts have been adjusted to reflect the two-for-one stock split that was effective November 24, 1999 and the three-for-two stock split that was effective March 7, 2001.

                                                               NUMBER OF     PERCENT OF
NAME AND ADDRESS                                               SHARES(1)       CLASS
----------------                                              -----------    ----------
Baron Capital Group, Inc....................................    8,540,979(2)    13.9%
 BAMCO, Inc.
 Baron Capital Management, Inc.
 Baron Asset Fund
 Ronald Baron
  767 Fifth Avenue
  New York, NY 10153
FMR Corp. ..................................................    4,794,398(3)     7.8
 Edward C. Johnson 3rd
 Abigail P. Johnson
  82 Devonshire Street
  Boston, MA 02109
Ron D. Barbaro..............................................       13,158          *
Charles G. Betty............................................       40,665          *
Frank Borman................................................      158,368          *
Thomas M. Coughlin..........................................            0          *
Douglas C. Curling..........................................      500,754          *
James M. Denny..............................................       11,184          *
Bonnie G. Hill..............................................            0          *
Kenneth G. Langone..........................................    2,017,735(4)     3.3
David T. Lee................................................      251,941          *
Bernard Marcus..............................................       86,280          *
Dan H. Rocco................................................      413,922          *
C.B. Rogers, Jr.............................................      315,150          *
Derek V. Smith..............................................    1,712,499(5)     2.8
Charles I. Story............................................       11,184          *
Michael S. Wood.............................................       15,693          *
All Executive Officers, Directors, and Nominees as a Group
  (17 persons)..............................................    5,988,564        9.7

---------------

 * Represents beneficial ownership of less than 1% of the outstanding ChoicePoint common stock.

(1) Includes shares issuable pursuant to stock options exercisable on January 1, 2001, or within 60 days thereafter, as follows: Mr. Barbaro -- 9,000; Mr. Betty -- 39,375; Mr. Borman -- 124,341; Mr. Curling -- 387,906 shares; Mr.
    Denny -- 9,000; Mr. Langone -- 157,500; Mr. Lee -- 199,185 shares; Mr.
    Marcus -- 39,375; Mr. Rocco -- 318,981 shares; Mr. Rogers -- 15,000; Mr.
    Smith -- 1,278,309 shares; Mr. Story -- 9,000; and Mr. Wood -- 13,125 shares.
(2) This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2001. According to the Schedule 13G, the holders listed own the shares of ChoicePoint common stock directly or indirectly, and collectively have shared voting and dispositive power with respect to an aggregate of 5,693,986 shares of ChoicePoint common stock, which amount has been adjusted to reflect the three-for-two stock split that was effective on March 7, 2001.
(3) This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2001. According to the Schedule 13G, the holders listed own the shares of ChoicePoint common stock directly or indirectly, and collectively have shared voting and dispositive power with respect to an aggregate of 3,196,265 shares of ChoicePoint common stock, which amount has been adjusted to reflect the three-for-two stock split that was effective on March 7, 2001.
(4) Includes 708,750 shares owned by Invemed Securities, Inc., 520,453 shares owned by Invemed Catalyst Fund LP, and 157 shares owned by his wife. Mr. Langone is Chairman, President and CEO of Invemed Securities, Inc. and a general partner of Invemed Catalyst Fund LP.
(5) Includes 300 shares held by his wife and 69,300 shares held in two trusts.

                       CHOICEPOINT EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table shows, for the fiscal years ended December 31, 2000, 1999 and 1998, the compensation awarded to, earned by or paid to ChoicePoint's chief executive officer and the four other most highly compensated executive officers of ChoicePoint, referred to as the "named officers" in all capacities in which they served during such fiscal years. Prior to the ChoicePoint spinoff from Equifax Inc. in August 1997, the named officers, other than Mr. Wood, were employees of, and received their compensation and benefits from, Equifax, rather than from ChoicePoint. Accordingly, all amounts and awards identified in the table below reflect payments or awards made by Equifax prior to the ChoicePoint spinoff and by ChoicePoint subsequent to the ChoicePoint spinoff.

                           SUMMARY COMPENSATION TABLE

                                                 ANNUAL
                                              COMPENSATION                LONG-TERM COMPENSATION
                                          ---------------------   ---------------------------------------
                                                                            AWARDS
                                                                  --------------------------    PAYOUTS
                                                                  RESTRICTED    SECURITIES     ----------
NAME AND                                                            STOCK       UNDERLYING        LTIP         ALL OTHER
PRINCIPAL POSITION                 YEAR    SALARY     BONUS(1)    AWARDS(2)    OPTIONS(#)(3)   PAYOUTS(4)   COMPENSATION(5)
------------------                 ----   --------   ----------   ----------   -------------   ----------   ---------------
Derek V. Smith...................  2000   $637,884   $1,600,000   $       --      225,000      $      --       $723,689
  Chairman, President              1999    465,867      917,000    1,585,815      330,000      2,702,898        501,892
  and CEO                          1998    382,794      700,000           --      300,000      4,306,134        413,787
Douglas C. Curling...............  2000    370,007      780,000           --      112,500                       266,187
  Chief Operating                  1999    280,405      465,000      726,626      165,000        756,585        171,490
  Officer                          1998    230,583      325,000           --      108,000        650,676        137,799
Dan H. Rocco.....................  2000    240,762      250,000           --       37,500             --        123,340
  Executive Vice                   1999    216,917      245,000      310,657       66,000        756,585        119,913
  President                        1998    200,761      215,000           --       81,000        650,676        111,310
David T. Lee.....................  2000    216,542      300,000           --       52,500             --         99,914
  Executive Vice                   1999    196,494      235,000      171,282       82,500             --         83,869
  President                        1998    177,544      200,000           --       40,500             --         64,186
Michael S. Wood..................  2000    197,308      140,000           --       26,250             --          8,698
  Chief Financial                  1999         --           --           --                          --             --
  Officer                          1998         --           --           --                          --             --

---------------

(1) Represents an annual cash incentive award earned upon achievement of specified performance measurements and determined as a percentage of salary.
(2) ChoicePoint granted restricted stock during 1999 to a selected group of key officers to assure the key officers are retained through April 2002. In the event that any dividends are paid with respect to the ChoicePoint common stock in the future, dividends will be paid on the shares of restricted ChoicePoint common stock at the same rate. The value of restricted stock awards shown in the table is as of the date of grant. As of December 31, 2000, the total number of restricted stock awards outstanding and related fair market value were as follows: Mr. Smith -- 182,715 shares ($7,986,168); Mr. Curling -- 61,371 shares ($2,682,424); Mr. Rocco -- 41,124 shares
    ($1,797,462); and Mr. Lee -- 17,499 shares ($764,852).
(3) Share amounts have been adjusted to reflect the two-for-one stock split that was effective November 24, 1999 and the three-for-two stock split that was effective March 7, 2001.
(4) Amounts included for 1998 represent the value of long-term incentive compensation originally awarded by Equifax in 1995 and 1996 and which vested on December 31, 1998 and was paid by ChoicePoint. The amounts for 1999 represent the final long-term incentive payment made by ChoicePoint pursuant to Equifax long-term incentive plans.
(5) For 2000, these amounts include: for Mr. Smith $25,440 in contributions under the ChoicePoint Inc. 401(k) profit sharing plan, referred to as the "401(k) Plan", $677,144 accrued under ChoicePoint's deferred compensation plan, referred to as the "DCP", $17,574 in term life insurance premiums, referred to as the "Life Premiums" and $3,531 for employer contributions for the salaried employee health-related benefit plan, referred to as the "Health Plan Contributions"; for Mr. Curling, $20,772 in contributions under the 401(k) Plan, $231,444 accrued under the DCP, $10,440 in Life Premiums, and $3,531 in Health Plan Contributions; for Mr. Rocco, $27,345 in contributions under the 401(k) Plan, $93,325 under the DCP and $2,670 in Health Plan Contributions; for Mr. Lee, $22,786 in contributions under the 401(k) Plan, $69,233 accrued under the DCP, $4,364 in Life Premiums and $3,531 in Health Plan Contributions; and for Mr. Wood, $2,285 in contributions under the 401(k) Plan, $4,216 accrued under the DCP, and $2,197 in Health Care Contributions.

STOCK OPTIONS

     The following table sets forth information concerning the grants to the named officers of options to purchase ChoicePoint common stock during the fiscal year ended December 31, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                              NUMBER OF
                              SHARES OF      PERCENT OF                             POTENTIAL REALIZABLE VALUE
                               COMMON          TOTAL                                 AT ASSUMED RATES OF STOCK
                                STOCK         OPTIONS                                 PRICE APPRECIATION FOR
                             UNDERLYING      GRANTED TO    EXERCISE                         OPTION TERM
                               OPTIONS      EMPLOYEES IN   PRICE PER   EXPIRATION   ---------------------------
NAME                        GRANTED(1)(2)       2000         SHARE        DATE         5%(3)          10%(3)
----                        -------------   ------------   ---------   ----------   ------------   ------------
Derek V. Smith............     225,000         14.36%      $25.3750    1/25/2010     $3,590,595     $9,099,273
Douglas C. Curling........     112,500          7.18        25.3750    1/25/2010      1,795,298      4,549,637
Dan H. Rocco..............      37,500          2.39        25.3750    1/25/2010        598,433      1,516,546
David T. Lee..............      52,500          3.35        25.3750    1/25/2010        837,806      2,123,164
Michael S. Wood...........      26,250          1.68        26.8333    2/13/2010        442,978      1,122,592

---------------

(1) All options were granted pursuant to the stock incentive plan. Share amounts have been adjusted to reflect the two-for-one stock split effective November 24, 1999 and the three-for-two stock split effective March 7, 2001. Except as described in footnote (3) below, all options were granted as incentive stock options that vest 100% on the third anniversary of the date of grant.
(2) The number of options reported includes options to purchase 112,500, 56,250, 18,750, 26,250 and 13,125 shares of ChoicePoint common stock by Messrs. Smith, Curling, Rocco, Lee and Wood, respectively, pursuant to non-qualified performance-based, fair market value stock options. Such options will vest 100% on the ninth anniversary of the grant or may be accelerated to within three years of the grant based on achieving certain performance criteria and upon certification that the performance criteria have been met.
(3) These amounts represent assumed rates of appreciation only. Actual gains, if any, realized upon exercises of stock options are dependent on future performance of the ChoicePoint common stock and overall market conditions. There can be no assurance that the amounts reflected in these columns will be achieved or, if achieved, will be realized at the time of any option exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table sets forth information, with respect to each named officer, concerning any exercise of options to purchase ChoicePoint common stock during the fiscal year ended, and the fiscal year-end value of outstanding unexercised options to purchase ChoicePoint common stock held at, December 31, 2000.

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                           OPTIONS AT FISCAL          IN-THE-MONEY OPTIONS AT
                            SHARES                          YEAR-END(#)(1)              FISCAL YEAR-END(2)
                         ACQUIRED ON       VALUE      ---------------------------   ---------------------------
NAME                    EXERCISE(#)(1)    REALIZED    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                    --------------   ----------   -----------   -------------   -----------   -------------
Derek V. Smith........      35,604       $  757,572    1,428,760       588,784      $47,676,132    $14,181,531
Douglas C. Curling....          --       $        0      447,156       264,987      $14,231,707    $ 6,202,829
Dan H. Rocco..........      53,406       $1,654,581      360,606       126,655      $11,795,143    $ 3,194,996
David T. Lee..........      12,555       $  336,827      200,310       142,305      $ 6,582,058    $ 3,438,996
Michael S. Wood.......          --       $        0           --        26,250      $         0    $   442,969

---------------

(1) Share amounts have been adjusted to reflect the two-for-one stock split effective November 24, 1999 and the three-for-two stock split effective March 7, 2001.
(2) The value of unexercised options equals the fair market value per share of ChoicePoint common stock as of December 31, 2000, less the exercise price, multiplied by the number of shares underlying the stock options. The closing price of the ChoicePoint common stock on the New York Stock Exchange on December 31, 2000 was $43.7083 per share.

EMPLOYMENT AGREEMENTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     ChoicePoint currently has in effect employment agreements with Messrs. Smith, Curling and Lee. The employment agreements set forth minimum base salary amounts and provide for participation in ChoicePoint's employee and executive benefit plans and certain perquisites. The employment agreements vary in duration, but all provide for automatic extensions if not otherwise terminated. The employment agreements may be terminated by either ChoicePoint or by the executive. The employment agreements provide that, under specified circumstances, in the event of a termination, the executive would be entitled to severance pay for a period of up to two years from the date of termination.

     The employment agreements also contain provisions for severance pay and specified benefits upon the occurrence of a "change in control" of ChoicePoint. A "change in control" is defined by the employment agreements to mean: (1) a merger, consolidation or other reorganization of ChoicePoint that results in the shareholders of ChoicePoint holding less than a majority of the voting power of the resulting entity after such a transaction; (2) a sale or transfer of all or substantially all of ChoicePoint's assets to an entity in which the shareholders of ChoicePoint hold less than a majority of the voting power of such entity immediately following such sale or transfer; (3) the filing of a report with the Securities and Exchange Commission pursuant to the provisions of the Exchange Act disclosing that a person or entity beneficially owns shares representing at least 30% of ChoicePoint's voting power; (4) disclosure by ChoicePoint, pursuant to the requirements of the Exchange Act, that a change in control (as defined in the Exchange Act) has occurred or may occur pursuant to a then-existing agreement; or (5) in specified circumstances, the failure to reelect a majority of the members of ChoicePoint's board of directors. In the event that the executive's employment is terminated under conditions within five years after the date of a change in control, then the executive is entitled to severance pay and other benefits. The amount of the severance payment is based upon the executive's annual compensation, with specified components of such compensation multiplied by a factor ranging from 2 to 3 times.

     In addition, Mr. Rocco is a party to a compensation agreement entered into with Equifax in 1996, the obligations of which have been assumed by ChoicePoint. Pursuant to this agreement, subject to specified conditions, since Mr. Rocco remained continuously employed by ChoicePoint's subsidiary ChoicePoint Services Inc. (f/k/a Equifax Services Inc.) through January 1, 1999, Mr. Rocco is entitled to severance benefits in a lump sum of $150,000 upon leaving ChoicePoint.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The compensation committee consists of Messrs. Langone (Chairman), Barbaro and Betty. The executive committee, which is responsible for establishing salaries for the executive officers other than officers who are members of the executive committee, consists of Messrs. Rogers (Chairman), Marcus, and Smith. Mr. Smith is the Chairman, President and Chief Executive Officer of ChoicePoint. None of these directors have any interlocking relationships to be disclosed in this proxy statement.

                 MANAGEMENT COMPENSATION AND BENEFITS COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The compensation of ChoicePoint's executive officers is determined by two committees of the board of directors. The compensation committee was established by the board of directors and is composed entirely of directors who are not, and have never been, officers or employees of ChoicePoint. The board of directors designates the members and the chairman of this committee. The compensation committee is responsible for all decisions regarding the compensation of the chief executive officer and for establishing and administering ChoicePoint's compensation and benefit policies and practices for the executive officers. The compensation committee is also responsible for the administration of the stock incentive plan. The executive committee, the members and chairman of which are also designated by the board of directors, is responsible for establishing salaries for executive officers other than officers who are members of the executive committee, pursuant to guidelines prescribed by the compensation committee.

     The following report summarizes the philosophies and methods that the compensation committee uses in establishing and administering ChoicePoint's executive compensation and incentive programs, including the development of compensation programs designed to provide key employees with immediate ownership interests in ChoicePoint and motivation to build shareholder value.

EXECUTIVE COMPENSATION POLICIES

     ChoicePoint's executive compensation policies are designed to attract and retain qualified executives, to reward individual achievement appropriately and to enhance the financial performance of ChoicePoint, and thus shareholder value, by significantly aligning the financial interests of ChoicePoint's executives with those of its shareholders. To accomplish these objectives, the executive compensation program, as administered by the compensation committee, is comprised of (1) annual cash compensation, the components of which are base salary and an annual variable cash incentive award payable pursuant to ChoicePoint's annual incentive compensation plan, (2) long-term incentive compensation, consisting of restricted stock and fair market value stock options awarded pursuant to the stock incentive plan, and (3) other benefits that are intended to provide competitive capital accumulation opportunities and health, welfare and other fringe benefits. Base salary and annual bonuses are designed to recognize both individual performance and the achievement of corporate business objectives each year. The value of long-term incentives is directly linked to the performance of the ChoicePoint common stock. Executive officers also are eligible to participate in a variety of other benefit plans, including a deferred compensation plan, supplemental life and disability plans available to key officers and benefit plans available to employees generally, including the 401(k) Plan and health-related plans.

     Decisions regarding the compensation of executive officers are based upon
(1) the policies described above, (2) ChoicePoint's operating performance, (3) competitive practices for executive talent, and (4) the individual performance of the executive. In addition to these principles, the committee uses experience and judgment in determining the mix and level of compensation. The committee considers market practices and compensation information drawn from a broad range of companies, including, but not limited to, certain of the companies included in the industry index used in the stock performance graph included in this proxy statement. The compensation committee's policy, which is taken into consideration by the executive committee, is to provide ChoicePoint's officers with a competitive base salary and to offer variable performance-based elements that provide the executive officers with the opportunity to achieve total compensation packages that are generally in the top quartile of similar titled positions for publicly traded companies.

ANNUAL SALARY AND INCENTIVE BONUSES

     In determining the base salaries for ChoicePoint's named officers, the compensation committee and executive committee took into consideration each executive's experience and the responsibilities attendant to his position. Base salaries for the named officers will be reviewed annually. In evaluating whether an adjustment to an executive's base salary is appropriate, factors such as the scope of the individual's job responsibilities and performance over the past year, as well as an assessment of how well the individual performed in meeting or exceeding the personal goals set for that individual for the applicable period, will be considered.

     The purpose of ChoicePoint's annual incentive compensation plan is to unite the interests of ChoicePoint's management employees with those of its shareholders through annual payment of cash incentive awards to management employees based upon attainment of (1) annually established corporate economic value added goals and (2) individual performance goals. Target incentive cash opportunities under the ChoicePoint annual incentive compensation plan for the named officers other than the chief executive officer can range from 30% to 60% of base salary, and for the chief executive officer represent 70% of his base salary. Actual annual cash bonuses are determined by measuring corporate and individual performance against goals established for the applicable period. The goals take into account, depending upon the responsibility level of the individual, one or more factors, including the individual's performance, the performance of the functional group or unit with which the individual is associated (primarily based upon the economic value added objective of such unit), and the overall performance of ChoicePoint (primarily based upon economic value added goals). Such goals may or may not be equally weighted and may vary from one executive officer to another. Bonus awards under the ChoicePoint annual incentive compensation plan, even in the event that ChoicePoint's maximum economic value added goals are exceeded, also take into account an assessment of the performance of the individual executive officer. For 2000, the economic value added goals and individual performance goals were exceeded, and each of the named officers, therefore, was awarded a total compensation package that exceeded the target opportunity level.

LONG-TERM INCENTIVE COMPENSATION

     ChoicePoint's long-term incentive compensation program for its executive officers consists of a combination of fair market value stock options which vest 100% on the third anniversary of the grant, as well as fair market value stock options which are performance-based, pursuant to the stock incentive plan. The compensation committee's current philosophy is to grant fair market value stock options, rather than restricted stock, as the primary type of award under the stock incentive plan. The stock incentive plan is intended to provide a means of encouraging an ownership interest in ChoicePoint by those employees who have contributed, or are determined to be in a position to contribute, materially to the success of ChoicePoint, thereby increasing their motivation for, and interest in the achievement of, ChoicePoint's long-term success. Because the value of a stock option bears a direct relationship to the price of shares of the ChoicePoint common stock, the compensation committee believes that stock options are a means of encouraging executives and other key management employees to increase long-term shareholder value. In determining awards of stock options under the stock incentive plan, the compensation committee has no specific formula but rather makes grants based upon such factors as individual contribution to corporate performance, market practices and management recommendations. Consistent with the philosophy of the compensation committee described above, in January 2000 ChoicePoint granted options under the stock incentive plan to the named officers (including the chief executive officer) and a number of employees.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The compensation committee generally applies the same compensation philosophy described above for executive officers in order to determine the compensation for Derek V. Smith, ChoicePoint's Chairman, President and Chief Executive Officer. In setting both the cash-based and equity-based elements of Mr. Smith's compensation, the compensation committee's objective was to establish a compensation package at target levels that are competitive and reflect market practice. The compensation committee determined that the total compensation for the Chief Executive Officer was below market practice and made adjustments accordingly. Factors considered in evaluating Mr. Smith's performance included exceeding the financial targets established by the board of directors, executing strategic direction, and augmenting the current key officer team with additional talent. No specific weighting was assigned to these factors in the evaluation process.

     The compensation committee believes that the compensation program should serve to achieve its intended objectives. It believes the use of fair market value stock options minimizes the effect on ChoicePoint of Section 162(m) of the Internal Revenue Code, which section provides for an annual $1,000,000 limitation on the deduction that an employer may claim for compensation of executives. Section 162(m) provides exceptions to the deduction limitation, and it is the intent of the compensation committee to qualify for these exceptions to the extent feasible and in the best interests of ChoicePoint, including the exceptions with respect to performance-based compensation.

     While it is the compensation committee's intention to maximize the deductibility of compensation payable to ChoicePoint's executive officers, deductibility will be only one among a number of factors used by the compensation committee in ascertaining appropriate levels or methods of compensation. ChoicePoint intends to maintain the flexibility to compensate executive officers based upon an overall determination of what it believes to be in the best interests of ChoicePoint and its shareholders.

CONCLUSION

     To the extent that this report pertains to the determination of salaries for executive officers other than the chief executive officer, it is jointly submitted by the executive committee.

Management Compensation and Benefits Committee    Executive Committee
Kenneth G. Langone (Chairman)                     C. B. Rogers (Chairman)
Ron D. Barbaro                                    Bernard Marcus
Charles G. Betty                                  Derek V. Smith

March 1, 2001

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT CHOICEPOINT SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                           REPORT OF AUDIT COMMITTEE

     The audit committee ("committee") oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the committee reviewed and discussed the audited financial statements to be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 with management.

     The Company's independent public accountants, Arthur Andersen LLP ("Andersen"), are responsible for expressing an opinion on the conformity of the Company's audited financial statements with generally accepted accounting principles. The committee discussed with Andersen the matters required by Statement of Accounting Standards No. 61.

     In addition, the committee received from and discussed with Andersen the written disclosures and letter from Andersen required by the Independence Standards Board Standard No. 1 regarding their independence.

     The members of the committee are independent as defined by the listing requirements of the New York Stock Exchange.

     The Company's board of directors has adopted a written charter for the audit committee. The charter is reviewed annually and was most recently approved and adopted on October 24, 2000. A copy of the charter is included within this proxy statement as Annex A.

     The committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The committee held three such meetings during fiscal year 2000.

     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The committee and the board have also approved, subject to shareholder ratification, the selection of the Company's independent auditors for the year ending December 31, 2001.

James M. Denny (Chairman)
Ron D. Barbaro
Charles I. Story

February 16, 2001

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT CHOICEPOINT SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                      CHOICEPOINT STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the ChoicePoint common stock with a cumulative total return on the S&P Midcap 400 Index, the S&P Smallcap 600 Index, the S&P Smallcap Services (Data Processing) Index, and the Russell 2000 Index, for the period from August 8, 1997 (the date on which the ChoicePoint common stock commenced trading on the New York Stock Exchange) through December 31, 2000. The comparison assumes an original investment of $100 on August 8, 1997 and assumes the reinvestment of any dividends.

                                                                                                   S&P
                                                                                            SMALLCAPSERVICES
                                                     S&P MIDCAP 400     S&P SMALLCAP 600    (DATA PROCESSING)
                                CHOICEPOINT INC.          INDEX               INDEX               INDEX           RUSSELL 2000
                                ----------------     --------------     ----------------    -----------------     ------------
8 Aug-97                               100                 100                 100                 100                 100
Dec-97                                 136                 107                 106                 101                 106
Jun-98                                 145                 117                 112                 122                 111
Dec-98                                 184                 128                 104                 134                 103
Jun-99                                 192                 137                 110                 127                 113
Dec-99                                 236                 147                 117                 117                 125
Jun-00                                 254                 160                 126                 117                 129
Dec-00                                 375                 172                 131                 178                 122

     THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS, EXCEPT TO THE EXTENT THAT CHOICEPOINT SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                        APPROVAL OF AN AMENDMENT TO THE
               CHOICEPOINT INC. 1997 OMNIBUS STOCK INCENTIVE PLAN

GENERAL

     The board of directors of ChoicePoint has adopted an amendment to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan, referred to as the "stock incentive plan," and is recommending the amendment to the shareholders for approval. The amendment would increase the number of shares of ChoicePoint common stock available for issuance under the stock incentive plan by 3,000,000 shares. The stock incentive plan is intended to provide an equity interest in ChoicePoint to certain of ChoicePoint's executive officers, directors and employees and to provide additional incentives for such persons to devote themselves to ChoicePoint's business. The stock incentive plan is also intended to aid in attracting persons of outstanding ability to serve, and remain in the service of, ChoicePoint. The stock incentive plan affords the board of directors the ability to design compensatory awards that are responsive to ChoicePoint's needs, and includes authorization for stock options, appreciation rights, restricted shares, deferred shares, performance shares and performance units. Any or all types of grants may require ChoicePoint or plan participants to meet performance criteria in order to vest. Approximately forty percent of the options granted with respect to the 12,000,000 shares of ChoicePoint common stock currently available for issuance under the stock incentive plan were granted in connection with (i) the conversion of options for Equifax Inc. common stock at the time of the ChoicePoint spinoff from Equifax in August 1997 and
(ii) the retention of key management of companies acquired by ChoicePoint. The 3,000,000 additional shares are needed to facilitate the continued use of the stock incentive plan because it is anticipated that substantially all of the shares of ChoicePoint common stock currently available for issuance under the plan will be exhausted in the near term.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CHOICEPOINT INC. 1997 OMNIBUS STOCK INCENTIVE PLAN.

DESCRIPTION OF STOCK INCENTIVE PLAN

     The following summary of the principal provisions of the stock incentive plan is not intended to be exhaustive and is qualified in its entirety by the terms of the stock incentive plan, a copy of which may be obtained from ChoicePoint by writing to the Office of the Corporate Secretary, ChoicePoint Inc., 1000 Alderman Drive, Alpharetta, Georgia 30005. Certain terms not otherwise defined herein have the meanings assigned to such terms in the stock incentive plan and summarized under "Certain Defined Terms" below.

PRINCIPAL PURPOSES OF THE STOCK INCENTIVE PLAN

     The principal purposes of the stock incentive plan are to attract and retain directors, officers and key employees of ChoicePoint and its subsidiaries and to provide to such persons incentives and rewards for superior performance.

AVAILABLE SHARES

     If the amendment to the stock incentive plan for an additional 3,000,000 authorized shares is approved by the shareholders, subject to adjustment as provided in the stock incentive plan, the number of shares of ChoicePoint common stock that may be issued or transferred under the stock incentive plan shall not exceed in the aggregate 15,000,000 shares, plus (i) any shares relating to awards that expire or are forfeited or canceled and (ii) the number of shares repurchased by ChoicePoint after August 1, 1997 in the open market or otherwise and having an aggregate purchase price no greater than the amount of cash proceeds received by ChoicePoint from the sale of common shares under the stock incentive plan. Such shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     Notwithstanding any other provision of the stock incentive plan to the contrary, if the amendment to the stock incentive plan for an additional 3,000,000 authorized shares is approved by the shareholders and subject to adjustment as provided under the stock incentive plan, (i) the aggregate number of common shares actually issued or transferred by ChoicePoint upon the exercise of incentive stock options shall not exceed
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15,000,000 shares, (ii) no participant (as defined below) shall be granted option rights for more than 750,000 common shares during any calendar year; and
(iii) in no event shall any participant in any calendar year receive more than 750,000 appreciation rights.

     Notwithstanding any other provision of the stock incentive plan to the contrary, in no event shall any participant in any calendar year receive an award of performance shares, performance units or restricted shares that specify management objectives (as defined below) having an aggregate maximum value as of their respective dates of grant in excess of $2,000,000.

ELIGIBILITY

     Officers and other key employees of ChoicePoint and its subsidiaries, or anyone who has agreed to commence serving in any of such capacities within 90 days of the date of grant, including each non-employee officer or director who receives an award of option rights pursuant to the stock incentive plan, or any other person who renders significant services as a consultant or otherwise, may be selected by the compensation committee to receive awards under the stock incentive plan (each, a "participant").

OPTION RIGHTS

     Option rights, other than a grant of a replacement award, may be granted under the stock incentive plan that entitle the optionee to purchase common shares at a price which shall not be less than 100 percent of the market value per share on the date of grant.

     Each grant of option rights shall specify whether the option price shall be payable: (i) in cash or by check acceptable to ChoicePoint; (ii) by the actual or constructive transfer to ChoicePoint of nonforfeitable, unrestricted ChoicePoint common shares owned by the optionee having a value at the time of exercise equal to the total option price; or (iii) by a combination of such methods of payment.

     If the compensation committee so determines, at or after the date of grant, payment of the option price of any option (other than an ISO) may also be made in whole or in part in the form of restricted shares or other common shares that are forfeitable or subject to restrictions on transfer, deferred shares, performance shares (based, in each case, on the market value per share on the date of exercise), other option rights (based on the spread on the date of exercise) or performance units. With respect to such payment, unless otherwise determined by the compensation committee at or after the date of grant, the common shares received upon the exercise of the option rights shall be subject to such risks of forfeiture or restrictions on transfer as may correspond to any that apply to the consideration surrendered, but only to the extent of (i) the number of shares or performance shares, (ii) the spread of any unexercisable portion of option rights, or (iii) the stated value of performance units surrendered.

     Any grant may provide for deferred payment of the option price from the proceeds of sale through a broker on a date satisfactory to ChoicePoint of some or all of the shares to which such exercise relates.

     Any grant may, at or after the date of grant, provide for the automatic grant of reload option rights to an optionee upon the exercise of option rights (including reload option rights) using common shares or other consideration specified in the stock incentive plan. Reload option rights shall cover up to the number of common shares or other shares granted or awarded under the stock incentive plan, surrendered to ChoicePoint upon any such exercise in payment of the option price or to meet any withholding obligations. Reload options shall specify an option price per share, which shall not be less than 100 percent of the market value per share on the date of grant of the reload option right, and shall be on such other terms as may be specified by the compensation committee, which may be the same as or different from those of the original option rights.

     Any grant of option rights may specify management objectives that must be achieved as a condition to the exercise of such rights.

     Option rights granted under the stock incentive plan may be options that are intended to qualify under particular provisions of the Internal Revenue Code, options that are not intended to so qualify, or combinations of the foregoing.

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     The compensation committee may, at or after the date of grant of any option rights (other than the grant of an ISO), provide for the payment of dividend equivalents to the optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the option price.

     The exercise of an option right shall result in the cancellation on a share-for-share basis of any tandem appreciation right authorized under the stock incentive plan.

     Each grant shall specify the term of the option right; provided, however, that no option right shall be exercisable more than ten years from the date of grant. Each grant shall specify the period of continuous service with ChoicePoint or any subsidiary, if any, which is necessary before the option rights will become exercisable and may provide for the earlier exercise of such option rights in the event of a change in control (as defined below), retirement, death or disability of the optionee or other similar transaction or event. Successive grants may be made to the same optionee whether or not any option rights previously granted to such optionee remain unexercised.

     Each grant of option rights shall be evidenced by an agreement between ChoicePoint and the optionee containing such terms and provisions, consistent with the stock incentive plan, as the compensation committee may approve.

APPRECIATION RIGHTS

     An appreciation right is a right of the participant to receive from ChoicePoint an amount which shall be determined by the compensation committee and shall be expressed as a percentage (not to exceed 100 percent) of the spread at the time of the exercise of such right. Any grant may specify that the amount payable on exercise of an appreciation right may be paid by ChoicePoint in cash, in common shares or in any combination thereof, and may either grant to the optionee or the compensation committee the right to elect among those alternatives.

     Any grant may specify that the amount payable on exercise of an appreciation right may not exceed a maximum specified by the compensation committee at the date of grant. Any grant may specify waiting periods before exercise and permissible exercise dates or periods.

     Any grant may specify that such appreciation right may be exercised only in the event of a change in control or other similar transaction or event. Any grant of appreciation rights may specify management objectives that must be achieved as a condition to exercise such rights.

     Each grant of tandem appreciation rights shall provide that a tandem appreciation right may be exercised only (i) at a time when the related option right (or any similar right granted under any other plan of ChoicePoint) is also exercisable and the spread is positive and (ii) by surrender of the related option right (or such other right) for cancellation. In addition, a tandem appreciation right awarded in relation to an incentive stock option must be granted concurrently with such incentive stock option.

     Each grant shall specify in respect of each free-standing appreciation right a base price per common share, which shall be equal to or greater than the market value per share on the date of grant. Successive grants may be made to the same participant regardless of whether any free-standing appreciation rights previously granted to such participant remain unexercised. No free-standing appreciation right granted under the stock incentive plan may be exercised more than 10 years from the date of grant.

     Each grant of free-standing appreciation rights shall specify the period or periods of continuous service by the participant with ChoicePoint or any subsidiary that is necessary before the free-standing appreciation rights or installments thereof become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control, retirement, death or disability of the participant or other similar transaction or event as approved by the compensation committee.

     Each grant of appreciation rights shall be evidenced by an agreement between ChoicePoint and the participant containing such terms and provisions, consistent with the stock incentive plan, as the compensation committee may approve.

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RESTRICTED SHARES

     A grant of restricted shares involves the immediate transfer by ChoicePoint to a participant of ownership of a specific number of common shares in consideration of the performance of services, entitling such participant to voting, dividend and other ownership rights in such shares. The transfer may be made without additional consideration or in consideration of a payment by the participant that is at or less than the market value per share at the date of grant.

     Restricted shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Internal Revenue Code for a period of not less than one year to be determined by the compensation committee at the date of grant, or less than one year if so determined by the compensation committee in the case of a replacement award. An example would be a provision that the restricted shares would be forfeited if the participant ceased to serve ChoicePoint as an officer or key employee during a specified period of years. In order to enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in a manner and to the extent prescribed by the compensation committee at the date of grant. The compensation committee may provide for a shorter period during which the forfeiture provisions apply in the event of a change in control, retirement, or death or disability of the optionee or other similar transaction or event.

     Any grant of restricted shares may specify management objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. See "Management Objectives" described below. Each grant may specify in respect of such specified management objectives, a minimum acceptable level of achievement and may set forth a formula for determining the number of restricted shares on which restrictions will terminate if performance is at or above the minimum level, but below full achievement of the specified management objectives.

     Any such grant or sale of restricted shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional restricted shares, which may be subject to the same restrictions as the underlying award.

     Each grant of restricted shares shall be evidenced by an agreement between ChoicePoint and the participant containing such terms and provisions, consistent with the stock incentive plan, as the compensation committee may approve.

DEFERRED SHARES

     A grant of deferred shares constitutes an agreement by ChoicePoint to deliver common shares to the participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions as the compensation committee may specify during the deferral period, which period shall be determined by the compensation committee at the date of grant, but shall not be less than one year. The compensation committee may provide for a shorter deferral period in the case of a change in control or other similar transaction or event. During the deferral period, the participant has no rights of ownership in the deferred shares, no right to vote such shares and, except as provided under the stock incentive plan, no right to transfer any rights under the award, but the compensation committee may, at or after the date of grant, authorize the payment of dividend equivalents on such shares on either a current or deferred or contingent basis, either in cash or in additional common shares. Awards of deferred shares may be made without additional consideration or in consideration of a payment by such participant that is at or less than the market value per share at the date of grant.

     Each grant of deferred shares shall be evidenced by an agreement between ChoicePoint and the participant containing such terms and provisions, consistent with the stock incentive plan, as the compensation committee may approve.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     A performance share is the equivalent of one common share and a performance unit is the equivalent of $1.00. A participant may be awarded any number of performance shares or performance units, subject to
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certain limitations under the stock incentive plan. Any grant of performance shares or performance units shall specify management objectives which, if achieved within a specified period that commences on the date of grant, and shall not be less than one year, except in the case of a change in control or other similar transaction or event, as determined by the compensation committee (the "performance period"), will result in payment or early payment of the award, and each grant shall specify in respect of such specified one or more management objectives a minimum acceptable level of achievement and a formula for determining the number of performance shares or performance units that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified management objectives. Each grant of performance shares or performance units shall specify that, before the performance shares or performance units are deemed earned and paid, the compensation committee must certify that the management objectives have been satisfied.

     Each grant shall specify a minimum acceptable level of achievement in respect of the specified management objectives below which no payment will be made and shall set forth a formula for determining the amount of payment to be made if performance is at or above such minimum but short of full achievement of the management objectives.

     Each grant shall specify the time and manner of payment of performance shares or performance units which have been earned. Any grant may specify that the amount payable may be paid in cash or common shares or any combination thereof and may grant to either the participant or the compensation committee the right to elect among those alternatives. At or after the date of grant of performance shares, the compensation committee may provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, in cash or in additional common shares. In addition, any grant of performance shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the compensation committee at the date of grant. Any grant of performance units may specify that the amount payable or number of common shares issued with respect thereto may not exceed maximums specified by the compensation committee at the date of grant.

     Each grant of performance shares or performance units shall be evidenced by an agreement between ChoicePoint and the participant containing such terms and provisions, consistent with the stock incentive plan, as the compensation committee may approve.

AWARDS TO NON-EMPLOYEE OFFICERS OR DIRECTORS

     Immediately following his or her initial election to the board of directors, restricted shares with a fair market value of $25,000, if unrestricted, shall be granted to each non-employee officer or director. Such restricted shares shall become transferable and nonforfeitable three years from the date of grant; provided, however, that such restricted shares shall immediately become transferable and nonforfeitable in the event of (i) a change in control, or (ii) the participant's death while a non-employee officer or director, or (iii) the participant's retirement from the board of directors.

     Immediately following each annual meeting of shareholders, 3,000 option rights shall be granted to each non-employee officer or director, other than the chairman of the board who shall be granted 5,000 option rights, immediately following each annual meeting. The exercise price for such option rights shall be the market value per share on the date of grant. Such option rights shall become exercisable two years from the date of grant; provided, however, that such option rights shall immediately become exercisable in the event of (i) a change in control, or (ii) the participant's death while a non-employee officer or director, or (iii) the participant's retirement from the board of directors. Each grant of restricted shares or option rights shall be evidenced by an agreement between ChoicePoint and the non-employee officer or director containing such terms and provisions, consistent with the stock incentive plan, as the compensation committee may approve. In addition, the board of directors retains the discretion at any time to alter the provisions applicable to awards to non-employee officers or directors and to add any additional terms as it, in its discretion, deems appropriate or to make any awards on terms that the board of directors determines to be appropriate.

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OTHER AWARDS

     The compensation committee shall have the authority to specify the terms and provisions of the other equity-based or equity-related awards not described above ("other awards") which the compensation committee determines to be consistent with the purpose of the stock incentive plan and the interests of ChoicePoint, which awards may provide for the acquisition or future acquisition of common shares by participants.

MANAGEMENT OBJECTIVES

     The stock incentive plan requires that the compensation committee establish "management objectives" for purposes of performance shares and performance units. When so determined by the compensation committee, option rights, appreciation rights, restricted shares and dividend credits may also specify management objectives. Management objectives may be described in terms of either ChoicePoint-wide objectives or objectives that are related to the performance of the individual participant or the subsidiary, division, department, region or function within ChoicePoint or a subsidiary in which the participant is employed. Management objectives may be made relative to the performance of other corporations. Management objectives applicable to an award to a participant who is, or is determined by the compensation committee likely to become, a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code shall be limited to specified levels of or growth or improvement in the following criteria: earnings; earnings per share (calculated without regard to any change in accounting standards that may be required by the Financial Accounting Standards Board after the goal is established); share price; shareholder return; return on invested capital, equity or assets; operating earnings; sales; productivity; cash flow; market share; profit margin; customer service; and/or economic value added.

     Except where a modification would result in an award to a "covered employee" no longer qualifying as performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, the compensation committee may modify such management objectives or the related minimum acceptable level of achievement, in whole or in part, as the compensation committee deems appropriate and equitable in light of certain events and circumstances (such as changes in ChoicePoint's business, operations, corporate structure or capital structure).

TRANSFERABILITY

     Except as otherwise determined by the compensation committee, no option right, appreciation right or other derivative security granted under the stock incentive plan is transferable by an optionee other than by will or the laws of descent and distribution. Except as otherwise determined by the compensation committee, option rights and appreciation rights are exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

     The compensation committee may specify at the date of grant that part or all of the common shares that are to be issued or transferred by ChoicePoint upon exercise of option rights or appreciation rights, upon termination of the deferral period applicable to deferred shares or upon payment under any grant of performance shares or performance units or are no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in stock incentive plan, shall be subject to further restrictions on transfer.

ADJUSTMENTS

     The compensation committee may make or provide for such adjustments in the numbers of common shares covered by outstanding option rights, appreciation rights, deferred shares, performance shares and other awards, the prices per share applicable thereto, and the kind of shares covered thereby, as the compensation committee, in its sole discretion and in good faith, determines is required to prevent dilution or enlargement of participants' rights that otherwise would result in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, spinoffs, reorganizations, liquidations, issuances of rights or warrants, and similar events. In the event of any such transaction or event, the compensation committee, in its discretion, may provide, in substitution for any or all outstanding awards under the stock incentive plan,
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such alternative consideration as it, in good faith, may determine to be equitable in the circumstances and may require the surrender of all awards so replaced. The compensation committee may also make or provide for such adjustments in the numbers of shares available for issuance under the stock incentive plan as the compensation committee may determine appropriate to reflect any transaction or event described above.

CHANGE IN CONTROL

     A "Change in Control" shall mean if at any time any of the following events shall have occurred:

     - ChoicePoint is merged or consolidated or reorganized into or with another corporation or other legal person, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction is held in the aggregate by the holders of voting shares immediately prior to such transaction;

     - ChoicePoint sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person, and as a result of such sale or transfer, less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale or transfer is held in the aggregate by the holders of voting shares immediately prior to such sale or transfer;

     - There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 30% or more of the Voting Shares;

     - ChoicePoint files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of ChoicePoint has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

     - If during any period of two consecutive years, individuals who at the beginning of any such period constitute the directors of ChoicePoint cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by ChoicePoint's shareholders, of each director of ChoicePoint first elected during such period was approved by a vote of at least two-thirds of the directors of ChoicePoint then still in office who were directors of ChoicePoint at the beginning of any such period.

     - Notwithstanding the foregoing provisions, a "change in control" shall not be deemed to have occurred for purposes of the stock incentive plan (i) solely because (A) ChoicePoint, (B) a subsidiary, (C) any ChoicePoint-sponsored employee stock ownership plan or other employee benefit plan of ChoicePoint or (D) any employee of ChoicePoint or a subsidiary, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or
       Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of voting shares, whether in excess of 30% or otherwise, or because ChoicePoint reports that a change of control of ChoicePoint has or may have occurred or will or may occur in the future by reason of such beneficial ownership or (ii) solely because of a change in control of any subsidiary.

     - Notwithstanding the foregoing, if prior to any event described above instituted by any person who is not an officer or director of ChoicePoint, or prior to any disclosed proposal instituted by any person who is not an officer or director of ChoicePoint which could lead to any such event, management proposes any restructuring of ChoicePoint which ultimately leads to an event described above pursuant to such management proposal, then a "change in control" shall not be deemed to have occurred for purposes of the stock incentive plan.
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ADMINISTRATION

     The stock incentive plan is to be administered by a committee of the board of directors of not less than three non-employee directors. The stock incentive plan is currently administered by the compensation committee. The compensation committee is authorized to interpret the stock incentive plan and related agreements and other documents and such interpretation shall be final and conclusive.

AMENDMENTS

     The compensation committee may amend the stock incentive plan at any time and from time to time in whole or in part; provided, however, any amendment that must be approved by the shareholders of ChoicePoint in order to comply with applicable law or the rules of the principal national securities exchange upon which the common shares are then trading or quoted will not be effective until such approval has been obtained.

FOREIGN EMPLOYEES AND PROVIDERS OF SERVICES

     The compensation committee may provide for special terms for awards to participants who are foreign nationals or who are employed by, or provide services to, ChoicePoint or any of its subsidiaries outside of the United States of America as the compensation committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. The compensation committee may approve supplements, amendments, restatements or versions of the stock incentive plan as it deems necessary for such purposes so long as such supplements, amendments, restatements and versions are consistent with the stock incentive plan.

TERMINATION

     No grant (other than an automatic grant of reload option rights) shall be made under the stock incentive plan more than ten years after the date on which the stock incentive plan is first approved by shareholders of ChoicePoint, but all grants made on or before such date shall continue in effect thereafter subject to the terms thereof and of the stock incentive plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the stock incentive plan based on federal income tax laws in effect on January 1, 2001. This summary is not intended to be complete and does not describe state or local tax consequences.

  Section 162(m) Considerations

     Section 162(m) of the Internal Revenue Code disallows a publicly held company's deduction for compensation in excess of $1 million (per taxable year) paid to ChoicePoint's chief executive officer and other four most highly compensated executives unless certain exceptions are satisfied. One of these exceptions allows for the deduction of performance-based compensation in excess of $1 million where a number of criteria are satisfied. These criteria include
(i) payment only on satisfaction of one or more pre-established, non-discretionary, objective performance goals; (ii) awards being granted at the discretion of a compensation committee comprised of two or more "outside directors" (as defined under Section 162(m) of the Internal Revenue Code); (iii) stockholder approval after disclosure of material terms of the plan; and (iv) payment of awards only after certification by the compensation committee that the material terms were satisfied.

     Under the stock incentive plan, awards of option rights generally are intended to qualify, and awards of restricted shares and performance shares may be intended to qualify, as performance-based compensation under Section 162(m) of the Internal Revenue Code.

     Shareholder approval of the stock incentive plan is, therefore, required in order for ChoicePoint to comply with the performance-based compensation exception set forth in Section 162(m) and the regulations thereunder, and to permit, to the extent possible, the compensation paid under the stock incentive plan to be
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

fully deductible by ChoicePoint. Shareholder approval of the original stock incentive plan was obtained at ChoicePoint's 1999 annual meeting of shareholders, and shareholder approval of the amendment to the stock incentive plan increasing the number of shares of common stock under the plan from 12,000,000 to 15,000,000 is being sought at ChoicePoint's 2001 annual meeting of shareholders.

  Tax Consequences to Participants

     Non-Qualified Stock Options. In general, (i) no income will be recognized by an optionee at the time a non-qualified option right is granted; (ii) at the time of exercise of a non-qualified option right, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise; and (iii) at the time of sale of shares acquired pursuant to the exercise of a non-qualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     Incentive Stock Options. No income generally will be recognized by an optionee upon the grant or exercise of an ISO. If common shares are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If common shares acquired upon the exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     Appreciation Rights. No income will be recognized by a participant in connection with the grant of a tandem appreciation right or a free-standing appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received on the exercise.

     Restricted Shares. A recipient of restricted shares generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares) at such time as the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Internal Revenue Code ("restrictions"). However, a recipient who so elects under
Section 83(b) of the Internal Revenue Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares generally will be treated as compensation that is taxable as ordinary income to the participant.

     Deferred Shares. No income generally will be recognized upon the award of deferred shares. The recipient of a deferred share award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted common shares on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such deferred shares), and the capital gains/loss holding period for such shares will also commence on such date.

     Performance Shares and Performance Units. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any unrestricted common shares received.

  Tax Consequences to ChoicePoint or a Subsidiary

     To the extent that a participant recognizes ordinary income in the circumstances described above, ChoicePoint or subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

CERTAIN DEFINED TERMS

     As used in this section of the proxy statement, the following terms have the meanings set forth below:

     "Appreciation right" means a stock appreciation right granted pursuant to the stock incentive plan, including a free-standing appreciation right or a tandem appreciation right.

     "Base price" means the price to be used as the basis for determining the spread upon the exercise of a free-standing appreciation right.

     "Common shares" means shares of common stock, or any security into which common stock may be changed by reason of certain transactions or events specified in the stock incentive plan.

     "Covered employee" means a participant who is, or is determined by the compensation committee to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Internal Revenue Code (or any successor provision).

     "Date of grant" means the date specified by the compensation committee on which a grant of option rights, appreciation rights, performance shares or performance units or a grant or sale of restricted shares or deferred shares shall become effective.

     "Deferral period" means the period of time during which deferred shares are subject to deferral limitations under the stock incentive plan.

     "Free-standing appreciation right" means an appreciation right granted pursuant to the stock incentive plan that is not granted in tandem with an option right or similar right.

     "Incentive stock options" or "ISOs" means option rights that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code or any successor provision.

     "Market value per share" means, as of any particular date, the fair market value of the common shares as determined by the compensation committee, which at the discretion of the compensation committee may be based on an average price at which the common shares have traded over a period of time specified by the compensation committee or any price or combination of prices on a particular date specified by the compensation committee. In any case in which the compensation committee has not established a specific procedure, market value per share shall be the mean of the high and low trading prices for the common shares on a national stock exchange on the date in question.

     "Non-employee officer or director" means an officer or director of ChoicePoint who is not an employee.

     "Optionee" means the optionee named in an agreement evidencing an outstanding option right.

     "Option price" means the purchase price payable on exercise of an option right.

     "Option right" means the right to purchase common shares upon exercise of an option granted pursuant to the stock incentive plan.

     "Performance period" means, in respect of a performance share or performance unit, a period of time established pursuant to the stock incentive plan within which the management objectives relating to such performance share or performance unit are to be achieved.

     "Performance share" means a bookkeeping entry that records the equivalent of one common share awarded pursuant to the stock incentive plan.

     "Performance unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to the stock incentive plan.

     "Reload option rights" means additional option rights granted automatically to an optionee upon the exercise of option rights pursuant to the stock incentive plan.

     "Replacement awards" means option rights or restricted shares that are issued in substitution of awards of option rights or restricted shares that were granted under the Equifax Inc. Omnibus Stock Incentive Plan, the Equifax Inc. 1993 Employee Stock Incentive Plan or the Equifax Inc. 1995 Employee Stock Incentive Plan to former employees of Equifax or subsidiaries of Equifax who were employees of ChoicePoint as of the date of the ChoicePoint spinoff from Equifax Inc. or who became employees of ChoicePoint pursuant to the spinoff.

     "Restricted shares" means common shares granted or sold pursuant to the stock incentive plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers has expired.

     "Spread" means the excess of the market value per share of the common shares on the date when an appreciation right is exercised, or on the date when option rights are surrendered in payment of the option price of other option rights, over the option price provided for in the related option right.

     "Subsidiary" means a corporation, company or other entity (i) more than 50 percent of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50 percent of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by ChoicePoint except that for purposes of determining whether any person may be a participant for purposes of any grant of incentive stock options, "subsidiary" means any corporation in which at the time ChoicePoint owns or controls, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation.

     "Tandem appreciation right" means an appreciation right granted pursuant to the stock incentive plan that is granted in tandem with an option right or any similar right granted under any other plan of ChoicePoint.

     "Voting shares" means at any time, the then-outstanding securities entitled to vote generally in the election of directors of ChoicePoint.

PLAN BENEFITS

     It is not possible to determine the specific awards that will be granted under the stock incentive plan in the future. As of February 28, 2001, the following information was available regarding awards previously made under the plan: Derek V. Smith, Chairman, President and Chief Executive Officer, had options to acquire 2,273,745 shares of ChoicePoint common stock and owned 182,715 shares of restricted ChoicePoint common stock; Douglas C. Curling, Chief Operating Officer, had options to acquire 774,132 shares of ChoicePoint common stock and owned 61,371 shares of restricted ChoicePoint common stock; Dan H. Rocco, Executive Vice President, had options to acquire 524,761 shares of ChoicePoint common stock and owned 41,124 shares of restricted ChoicePoint common stock; David T. Lee, Executive Vice President, had options to acquire 395,115 shares of ChoicePoint common stock and owned 17,499 shares of restricted ChoicePoint common stock; Michael S. Wood, Chief Financial Officer, had options to acquire 52,500 shares of ChoicePoint common stock and owned no shares of restricted ChoicePoint common stock; all ChoicePoint executive officers (7 persons) had options to acquire 4,327,180 shares of ChoicePoint common stock and owned 313,395 shares of restricted ChoicePoint common stock; all non-executive ChoicePoint directors (9 persons) had options to acquire 480,591 shares of ChoicePoint common stock and owned 4,169 shares of restricted ChoicePoint common stock; and all ChoicePoint employees, excluding ChoicePoint executive officers (1,086 persons), had options to acquire 5,521,569 shares of ChoicePoint common stock and owned 51,249 shares of restricted ChoicePoint common stock.

                         RATIFICATION OF APPOINTMENT OF
                   CHOICEPOINT INDEPENDENT PUBLIC ACCOUNTANTS

     The ChoicePoint board of directors has selected Arthur Andersen LLP as ChoicePoint's independent public accountants for the fiscal year ending December 31, 2001 and recommends that the shareholders vote for the ratification of such appointment. Notwithstanding the selection, the board of directors, in its discretion, may direct the appointment of new independent public accountants at any time during the year if the board of directors determines that such a change would be in the best interests of ChoicePoint and its shareholders. A representative of Arthur Andersen LLP will be present at the annual meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE CHOICEPOINT BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS CHOICEPOINT'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

AUDIT FEES, FINANCIAL INFORMATION SYSTEM FEES AND OTHER FEES

     During fiscal year 2000, ChoicePoint retained Arthur Andersen LLP to provide services in the following categories and amounts:

Audit Fees..................................................  $300,000
Financial Information Systems Design & Implementation
  Fees......................................................  $      0
All Other Fees..............................................  $443,000

     The audit committee considered whether the provision of non-audit services by the independent auditors is compatible with maintaining auditor independence.

                                 OTHER MATTERS

CHOICEPOINT SHAREHOLDER PROPOSALS

     Any shareholder proposal intended for inclusion in the proxy statement for ChoicePoint's 2002 annual meeting of shareholders must be received by ChoicePoint at its principal executive offices on or before November 26, 2001. For a shareholder proposal to be properly brought before ChoicePoint's 2002 annual meeting of shareholders (other than a proposal to be considered for inclusion in the proxy statement for ChoicePoint's 2002 annual meeting of shareholders), it must be received by ChoicePoint at its principal executive offices on or before November 26, 2001. In accordance with the rules of the Securities and Exchange Commission and ChoicePoint's bylaws, ChoicePoint may exercise discretionary authority to vote proxies with respect to any shareholder proposal to be presented at ChoicePoint's 2002 annual meeting of shareholders, but not included in ChoicePoint's proxy statement for such meeting, if the shareholder making the proposal has not given notice to ChoicePoint by February 9, 2002.

CHOICEPOINT SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act and the regulations of the Securities and Exchange Commission require ChoicePoint's executive officers, directors and persons who beneficially own more than 10% of the ChoicePoint common stock to file initial reports of ownership and changes in ownership of the ChoicePoint common stock with the Securities and Exchange Commission and the New York Stock Exchange. Executive officers, directors and ChoicePoint 10% shareholders are required by the regulations of the Securities and Exchange Commission to furnish ChoicePoint with copies of all reports that they file pursuant to Section 16(a). In addition, Item 405 of Regulation S-K requires ChoicePoint to identify in its Proxy Statement each reporting person that failed to file on a timely basis reports required by Section 16(a) during the most recent fiscal year or prior fiscal years. To ChoicePoint's knowledge, based upon a review of the copies of such forms furnished to ChoicePoint and written representations from ChoicePoint's executive officers and directors, all filing requirements applicable to ChoicePoint's executive officers, directors and persons who beneficially own more than 10% of the ChoicePoint common stock were complied with for 2000.

ANNUAL REPORT TO SHAREHOLDERS/ANNUAL REPORT ON FORM 10-K

     The Annual Report to Shareholders of ChoicePoint Inc. for the year ended December 31, 2000, including audited financial statements, accompanies this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies. Additionally, ChoicePoint files an Annual Report on Form 10-K with the Securities and Exchange Commission. A COPY OF CHOICEPOINT'S MOST RECENT FORM 10-K REPORT WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER WHO MAKES WRITTEN REQUEST TO THE OFFICE OF THE CORPORATE SECRETARY, CHOICEPOINT INC., 1000 ALDERMAN DRIVE, ALPHARETTA, GEORGIA 30005.

OTHER MATTERS

     ChoicePoint is unaware of any matter to be presented at the ChoicePoint annual meeting other than as described in this proxy statement. If other matters are properly presented at the ChoicePoint annual meeting, the persons named in the enclosed form of proxy will have authority to vote all properly executed proxies in accordance with their judgment on any such matter, including, without limitation, any proposal to adjourn or postpone the ChoicePoint annual meeting.

EXPENSES OF SOLICITATION

     ChoicePoint has retained Morrow & Co., Inc. to aid in the solicitation of proxies. ChoicePoint estimates the cost of these services to be approximately $6,000, plus out-of-pocket expenses. The cost of soliciting proxies will be borne by ChoicePoint. Proxies may be solicited by personal interview, mail or telephone. In addition, ChoicePoint may reimburse brokerage firms and other persons representing beneficial owners of shares of ChoicePoint common stock for their expenses in forwarding solicitation materials to beneficial owners. Proxies may also be solicited by ChoicePoint's executive officers, directors and regular employees, without additional compensation, personally or by telephone or facsimile transmission.

                                          By Order of the Board of Directors,

                                          /S/ J. MICHAEL DE JANES
                                          J. Michael de Janes
                                          Corporate Secretary

Alpharetta, Georgia
March 26, 2001

                                                                         ANNEX A

                                CHOICEPOINT INC.
                             AUDIT COMMITTEE OF THE
                           BOARD OF DIRECTORS CHARTER

     There shall be an Audit Committee of the Board of Directors (the "Committee"), which shall serve at the pleasure of the Board of Directors and be subject to its control. The Committee shall have the following membership and powers:

     1. The Committee shall have at least three members comprised of outside Directors, each of whom shall be financially literate. These directors shall be independent of the management of the Company and free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

     2. The Committee shall review and update, if necessary, its charter on an annual basis and request approval of the charter, or any changes to the charter, by the Board of Directors.

     3. The Committee shall meet a minimum of three times per year, or more frequently as circumstances require.

     4. The Committee shall review and discuss with the independent auditors the independence of the auditors and shall recommend to the Board of Directors for its action the appointment or discharge of the Company's independent auditors, who will be accountable to the Board of Directors. Pending approval by the Board of Directors, the Committee's recommendation to appoint the Company's independent auditors shall also be presented to the shareholders for approval at each annual meeting. If the auditors must be replaced, the Committee shall recommend to the Board of Directors for its action the appointment of new auditors until the next annual meeting of shareholders.

     5. When necessary, the Committee shall review and concur in the appointment, replacement, reassignment, or dismissal of the Vice President of Internal Audit.

     6. The Committee shall review and approve the scope and plan of the Company's audit and shall annually review and discuss with the auditors the judgments about the quality of the Company's accounting principles as applied in its financial reporting.

     7. The Committee shall review with the independent auditors and the Vice President of Internal Audit the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

     8. The Committee shall meet with the independent auditors at appropriate times to review, among other things, the results of the audit, the Company's financial statements and any certification, report, or opinion that the auditors propose to render in connection with such statements.

     9. Management shall review with the chairman, or the full committee when either the chairman or management deems it appropriate, all proposed earnings releases, the annual report, Form 10-K, proxy statement and any other SEC filings containing new or amended disclosures which are or could be material.

     10. The Committee shall annually review and confirm the independence and objectivity of the outside auditors and receive a formal written statement from the auditor regarding its independence and objectivity.

     11. The Committee shall meet with the Company's Vice President of Internal Audit at appropriate times to review the results of completed audits, the status of any unresolved audit recommendations, the adequacy of the Company's system of internal controls and such other matters as the Committee may deem appropriate.

     12. The Committee shall meet with the Company's General Counsel at appropriate times to review the status of material litigation and corporate compliance in general. The Committee shall annually review compliance with the Corporate Code of Conduct.

     13. The Committee shall review the adequacy of internal controls and procedures related to executive travel and entertainment, including the use of Company assets. The Committee shall have the power to direct the independent auditors and the internal audit staff to inquire into and report to it with respect to any of the Company's contracts, transactions, or procedures, or the conduct of the parent company, or any division, profit center, subsidiary, or other unit, or any other matter having to do with the Company's business and affairs. The Committee is not expected to initiate or conduct special investigations in these regards unless specifically requested to do so by the Board of Directors.

     14. The Committee is not expected to resolve disagreements, if any, between management and the independent public accountants.

     15. The Committee is not required to plan or conduct audits to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent public accountants.

     16. The Committee shall review fees charged for both audit and nonaudit services and approve each professional service engagement of a nonaudit nature to be provided by the outside auditors with fees in excess of $100,000.

     17. The Committee shall have such other duties as may be lawfully delegated to it from time to time by the Board of Directors.

Approved and adopted this 24th day of October, 2000.

                                          /s/ JAMES. M. DENNY
                                          --------------------------------------
                                          James M. Denny
                                          Chairman, Audit Committee

                                                                      APPENDIX A

                                CHOICEPOINT INC.
     The undersigned hereby appoints Douglas C. Curling, J. Michael de Janes, and Derek V. Smith, and each of them, to act, with or without the other and with full power of substitution and revocation, as proxies to appear and vote on behalf of the undersigned at the Annual Meeting of Shareholders of ChoicePoint Inc. to be held on May 2, 2001 at 11:00 a.m. local time, and at any adjournment or postponement thereof, for the following purposes:

    1. Election of Directors

        [ ]  FOR ALL NOMINEES LISTED BELOW                        [ ]  WITHHOLD AUTHORITY
             (except as marked to the contrary below).                 to vote for all nominees listed below.

            Thomas M. Coughlin, Douglas C. Curling; Bonnie G. Hill;
                       Kenneth G. Langone; Derek V. Smith

(INSTRUCTION: To withhold authority to vote for any individual nominee(s), write the name(s) of such nominee(s) immediately below.)

--------------------------------------------------------------------------------

    2. Proposal to approve an amendment to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan to increase the number of shares of common stock that may be issued under the plan from 12,000,000 to 15,000,000.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

    3. Proposal to ratify the appointment of Arthur Andersen LLP as independent public accountants for ChoicePoint for the year ending December 31, 2001.

    [ ]  FOR                    [ ]  AGAINST                    [ ]  ABSTAIN

              (continued on reverse -- please complete other side)

                          (continued from other side)

    4. In their discretion, upon such other matters in connection with the foregoing or otherwise as may properly come before the meeting and any adjournment or postponement thereof; all as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement, receipt of which is hereby acknowledged.

    THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS INDICATED,
                     WILL BE VOTED "FOR" THE ABOVE MATTERS.

    THIS PROXY IS SOLICITED ON BEHALF OF THE CHOICEPOINT BOARD OF DIRECTORS.

                                               Dated:
                                                     ---------------------, 2001

                                               ------------------------------
                                               Signature

                                               ------------------------------
                                               Signature if held jointly

                                                   IMPORTANT: Please date
                                               this proxy and sign exactly as
                                               your name or names appear
                                               above. If stock is held
                                               jointly, signature should
                                               include both names. Executors,
                                               administrators, trustees,
                                               guardians and others signing
                                               in a representative capacity,
                                               please give your full
                                               title(s).

  Do you plan to attend the Annual Meeting of Shareholders?  [ ] Yes  [ ]  No

 IMPORTANT: PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME OR NAMES APPEAR ABOVE.

                                                                      APPENDIX B

                             FIRST AMENDMENT TO THE
                                CHOICEPOINT INC.
                       1997 OMNIBUS STOCK INCENTIVE PLAN

         THIS AMENDMENT to the ChoicePoint Inc. 1997 Omnibus Stock Incentive Plan is made this _____ day of _________________, 2001, by ChoicePoint Inc., as authorized by the Compensation Committee of its Board of Directors on January 31, 2001. This amendment shall not be effective until approved by the vote of a majority of the shareholders of ChoicePoint Inc. present in person or by proxy at a meeting thereof.

                                    I.

         Subsections 3(a) and 3(d) are hereby amended by increasing the number of shares contained in said sections by 3,000,000, so that the number 12,000,000 (having been increased by virtue of prior stock splits from the original number of 4,000,000) shall be 15,000,000 in each of said subsections.

                                    II.

         The remaining provisions of said Plan are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Company has executed this Amendment the day and year first above mentioned.

                                    CHOICEPOINT INC.


                                    By:
                                          ----------------------------------

                                          Title:
                                                ----------------------------